                                                                   EXHIBIT 10.21


                                LEASE AGREEMENT

                                     BETWEEN

                               KRAMER 34 HP, LTD.

                                  as Landlord,

                                       and

                        IXC COMMUNICATIONS SERVICES, INC.

                                   as Tenant,

                              Covering the Building
                            known (or to be known) as

                                    KRAMER 3

                                   located at

                          1825-A KRAMER LANE, SUITE 100

                               Austin, Texas 78758

                                TABLE OF CONTENTS

                                                                                         PAGE NO.
1.       PREMISES, TERM, AND IMPROVEMENTS.......................................................1
2.       BASE RENT, ADDITIONAL RENT AND SECURITY DEPOSIT........................................1
3.       TAXES..................................................................................2
4.       LANDLORD'S MAINTENANCE.................................................................2
5.       TENANT'S MAINTENANCE AND REPAIR OBLIGATIONS............................................3
6.       ALTERATIONS............................................................................3
7.       SIGNS..................................................................................3
8.       UTILITIES..............................................................................3
9.       INSURANCE..............................................................................3
10.      CASUALTY DAMAGE........................................................................4
11.      LIABILITY, INDEMNIFICATION, WAIVER OR SUBROGATION AND NEGLIGENCE.......................4
12.      USE....................................................................................5
13.      INSPECTION.............................................................................5
14.      ASSIGNMENT AND SUBLETTING..............................................................5
15.      CONDEMNATION...........................................................................6
16.      SURRENDER OF PREMISES; HOLDING OVER....................................................6
17.      QUIET ENJOYMENT........................................................................7
18.      EVENTS OF DEFAULT......................................................................7
19.      REMEDIES...............................................................................7
20.      LANDLORD'S DEFAULT.....................................................................8
21.      MORTGAGES..............................................................................8
22.      ENCUMBRANCES...........................................................................8
23.      MISCELLANEOUS..........................................................................8
24.      NOTICES...............................................................................10
25.      HAZARDOUS WASTE.......................................................................10



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



                              LIST OF DEFINED TERMS


Lease..........................................................................................1
Landlord.......................................................................................1
Tenant.........................................................................................1
Premises.......................................................................................1
Building.......................................................................................1
Land...........................................................................................1
Proportionate Share............................................................................1
Commencement Date..............................................................................1
Term...........................................................................................1
Shell Improvements.............................................................................1
Base Rent......................................................................................1
Operating Expenses.............................................................................1
Rent...........................................................................................2
Taxes..........................................................................................2
Building's Structure...........................................................................2
HVAC Systems...................................................................................3
Repair Period..................................................................................4
Vacation Date..................................................................................5
Transfer.......................................................................................5
Taking.........................................................................................6
Event of Default...............................................................................7
Claimant.......................................................................................8
Mortgage.......................................................................................8
Primary Lease..................................................................................8
Landlord's Mortgagee...........................................................................8
Laws...........................................................................................8
Law............................................................................................9
Affiliate......................................................................................9
Tenant Party...................................................................................9
Including......................................................................................9
Hazardous Substances..........................................................................10
Environmental law.............................................................................10
Permitted Activities..........................................................................10
Permitted Materials...........................................................................10
MSDS..........................................................................................10
Working Drawings.............................................................................D-1
Initial Improvements.........................................................................D-1
Construction Allowance.......................................................................D-1
Total Construction Costs.....................................................................D-1


                                 LEASE AGREEMENT


         This Lease Agreement (this "LEASE") is entered into by Kramer 34 HP, Ltd., ("Landlord"), and IXC Communications Services, Inc., ("Tenant").


         1.       PREMISES, TERM AND IMPROVEMENTS.

                  (a) Landlord leases to Tenant, and Tenant leases from Landlord, the space depicted on the floor plan attached as EXHIBIT A-1 (the "PREMISES"), which is part of the approximately 62,167 square foot building (the "BUILDING") located on the real property described on EXHIBIT A (the "LAND"), subject to the terms and conditions in this Lease. The Building is a part of the seven (7) building project known as Braker Center IV, as more particularly shown on EXHIBIT A-2 attached hereto (the "PROJECT"). Landlord and Tenant stipulate that, as of the date of this Lease, the size of the Premises is 24,682 square feet (subject to increase as provided on Exhibit C) and the size of the Building is 62,167 square feet, and Tenant's initial "PROPORTIONATE SHARE" is 39.7%. The size of the Premises and Proportionate Share shall be adjusted if the size of the Premises changes, including, without limitation, increases in the Premises due to Tenant's lease of the Expansion Space as provided on EXHIBIT C.

                  (b) The Lease term shall be sixty (60) months, beginning on the later of (i) sixty (60) days after the date of substantial completion of the Shell Improvements (as defined on EXHIBIT B) or (ii) November 15, 1999 (the "COMMENCEMENT DATE"), and ending November 14, 2004 (the "TERM"), which defined term shall include all renewals and extensions of the Term, if any). Notwithstanding the foregoing if the Commencement Date does not occur on November 15, 1999, then the Term shall end sixty (60) months after the first day of the first full calendar month after the Commencement Date.

                  (c) Landlord shall construct the shell improvements (the "SHELL IMPROVEMENTS") described on EXHIBIT B, and, by occupying the Premises, Tenant shall have accepted the Premises in their shell condition, subject to completion of any punch-list items relating to the Shell Improvements. Tenant shall be responsible for constructing the Initial Improvements described on the plans and specifications referenced on Exhibit B.

         2        BASE RENT, ADDITIONAL RENT AND SECURITY DEPOSIT.

                  (a) Tenant shall pay to Landlord "BASE RENT", in advance, without demand, deduction or set off, equal to the following amounts for the following periods of time:

        TIME PERIOD                MONTHLY BASE RENT
        Months 1 through 24        $.82 per square foot of the Premises
        Months 25 through 36       $.84 per square foot of the Premises
        Months 37 through 60       $.86 per square foot of the Premises

The first monthly installment, plus the other monthly charges set forth in
Section 2(b.), shall be due on the date hereof; thereafter, monthly installments of Base Rent shall be due on the first day of each calendar month following the Commencement Date. If the Term begins on a day other than the first day of a month or ends on a day other than the last day of a month, the Base Rent and additional rent for such partial month shall be prorated.

                  (b) Tenant shall pay, as additional rent its Proportionate Share of all costs incurred in operating, managing, and maintaining the Premises, the Land and the Building and the facilities and services provided for the common use of Tenant and any other tenants of the Building (collectively, "OPERATING EXPENSES"), including the following items: (1) Taxes (defined below) and the cost of any tax consultant employed to assist Landlord in determining the fair tax valuation of the Building and Land; (2) the cost of all utilities used in the Building which are not billed separately to a tenant for above building standard utility consumption; (3) the cost of insurance; (4) the cost of repairs, replacement, management fees and expenses, landscape maintenance and replacement, security service (if provided), trash service (if provided); (5) the cost of dues, assessments, and other charges applicable to the Land payable to any property or community owner association under restrictive covenants or deed restrictions to which the Land is subject; (6) maintenance of the Building's fire sprinkler systems; and (7) alterations, additions, and improvements made by Landlord to comply with Law (defined below) or in order to reduce Operating Expenses. On the same day that Base Rent is due, Tenant shall pay to Landlord an amount equal to 1/12 of Landlord's estimate of Tenant's Proportionate Share of annual Operating Expenses. The initial monthly payments are based upon Landlord's estimate of the Operating Expenses for the year in question, and shall be increased or decreased annually to reflect the projected actual Operating Expenses for that year. Within 90 days after each calendar year or as soon thereafter as is reasonably practicable, Landlord shall deliver to Tenant a statement setting forth the actual Operating Expenses for such year. If Tenant's total payments in respect of Operating Expenses for any year are less than Tenant's Proportionate Share of Operating Expenses for that year, Tenant shall pay the difference to Landlord within 30 days after Landlord's request therefor; if such payments are more than Tenant's Proportionate Share of Operating Expenses, Landlord shall retain such excess and credit it against Tenant's future annual payments monthly payments, except that any credit remaining at the expiration or earlier termination of this Lease shall be paid to Tenant within thirty (30) days after such expiration or termination, notwithstanding the foregoing, the initial Operating Expenses and Taxes described in this Section 2(b.) will be deemed to be the actual amounts owed by Tenant (and not subject to adjustments if the actual


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Operating Expenses and Taxes are less until such time as Tenant leases the expansion space. Expenses shall not include the following: (A) any costs for interest, amortization, or other payments or loans to Landlord; (B) commissions or other expenses incurred in leasing or procuring tenants; (C) legal expenses other than those incurred for the direct benefit of the tenants of the Building;
(D) allowances, concessions, and other costs of renovating or otherwise improving space for occupants of the Building or vacant space in the Building;
(E) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building; (F) rents under ground leases; (G) costs incurred in selling, syndicating, financing, mortgaging, or hypothecating any of Landlord's interests in the Building. There shall be no duplication of costs for reimbursements in calculating Operating Expenses; and (H) costs of capital improvements except for those provided in (7) above and except that Landlord may include in Operating Expenses only such portion of capital improvement costs as is necessary to amortize such improvements over their useful life. The amounts of the initial monthly Base Rent and Tenant's Proportionate Share of Operating Expenses (and the part thereof attributable to Taxes) are as follows:


         Base Rent (Section 2(a)..........................................$   22,239.29
         Operating Expenses, excluding Taxes (Section 2(b))...............$    1,999.24
         Taxes (Sections 2.(b) and 3......................................$    2,438.58

         Total initial monthly payment....................................$   24,677.06


                  (c) If any payment required of Tenant under this Lease is not paid within fifteen (15) days after due, Landlord may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency; provided, however, that if Tenant is late more than three (3) times in any given 12 month period, then subsequent to any such third late payment any failure to pay rent or any other sum when due shall be subject to the foregoing late fee immediately (i.e., without the 15-day grace period).

                  (d) All payments and reimbursements required to be made by Tenant under this Lease shall constitute "RENT" (herein so called).

                  (e) Landlord shall keep good and accurate books and records in accordance with sound accounting principles consistently applied concerning the Operating Expenses, and Tenant shall have the right, upon 10 days notice, to inspect and copy such books and records. In any event, Landlord shall credit Tenant in the same manner as overpayments of Operating Expenses per subparagraph
(b) above all Operating Expenses shown by such inspection to have been overpaid by Tenant, as mutually determined by Landlord and Tenant in good faith, and, similarly, Tenant shall promptly pay Landlord all Operating Expenses shown by such inspection to have been underpaid by Tenant, as mutually determined by Landlord and Tenant in good faith. Tenant shall not have the right to conduct any such inspection more frequently than once annually or for periods prior to the immediately preceding lease year. Landlord shall reimburse Tenant for the audit expense if any overpayment is found to be 10% or greater.

         3.       TAXES.

                  (a) Landlord shall pay all taxes, assessments and governmental charges whether federal, state, county, or municipal and whether they are imposed by taxing or management districts or authorities presently existing or hereafter created (collectively, "TAXES") that accrue against the Premises, the Land and the Building. If, during the Term, there is levied, assessed or imposed on Landlord a capital levy or other tax directly on the rent or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon rent, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be included within the term "Taxes".

                  (b) Tenant shall (1) before delinquency pay all taxes levied or assessed against any personal property, fixtures or alterations placed in the Premises and (2) upon the request of Landlord, deliver to Landlord receipts from the applicable taxing authority or other evidence acceptable to Landlord to verify that such taxes have been paid. If any such taxes are levied or assessed against Landlord or Landlord's property and (A) Landlord pays them or (B) the assessed value of Landlord's property is increased thereby and Landlord pays the increased taxes, then Tenant shall pay to Landlord such taxes within ten days after Landlord's request therefor.

         4. LANDLORD'S MAINTENANCE.

                  (a) This Lease is intended to be a net lease; accordingly, Landlord's maintenance obligations are limited to the replacement of the Building's roof and maintenance of the foundation piers and structural members of the exterior walls (collectively, the "BUILDING'S STRUCTURE"); however, Landlord shall not be responsible for alterations to the Building's Structure required by Law because of Tenant's use of the Premises (which alternations shall be performed by Tenant). Landlord's liability for any defects, repairs, replacement or maintenance for which Landlord is responsible hereunder shall be limited to the cost of performing such work.

                  (b) Additionally, Landlord shall, maintain the parking areas, driveways, alleys and grounds surrounding the Premises in a clean and sanitary condition, consistent with the operation of a first-class office/warehouse building, including prompt maintenance, repairs and replacements of (1) any drill or spur tract servicing the Premises, (2) the exterior of the Building (including painting), (3) sprinkler systems and sewage lines, and (4) any other items normally associated with the foregoing. Tenant shall promptly notify Landlord of any work required to be performed under this Section 4(b.), and Landlord shall not be responsible for performing such work until Tenant delivers to landlord such notice. All costs in performing the work described in this
Section 0 shall be included in Operating Expenses, subject to the applicable provisions of Section 2(b) hereof.



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



                  (c) Additionally, Landlord shall maintain the private entry drive, the detention pond, and other common areas for the Project as shown on Exhibit A-2. The Building's Proportionate Share of all costs in performing the work described in this Section 4(c) shall be included in Operating Expenses, subject to the applicable provisions of Section 2(b) hereof. As used herein, the term "Building's Proportionate Share" shall be a fraction which is determine by dividing the number of square feet contained in the Building (62,167) by the number of square feet then contained in the Project. Currently there are 167,311 square feet in the Project, and therefore the initial Building's Proportionate Share is 37.15%. As additional square footage,in the Project is completed and ready for occupancy, the number of square feet in the Project will be increased and the Building's Proportionate Share will be adjusted accordingly.

         5.       TENANT'S MAINTENANCE AND REPAIR OBLIGATIONS.

                  (a) Tenant shall maintain all parts of the Premises [except for maintenance work which Landlord is expressly responsible for under Section 4(a.) in good condition and promptly make all necessary repairs and replacements to the Premises, normal wear and tear and damage by casualty excepted. Tenant shall repair and pay for any damage caused by a Tenant Party (defined below) or caused by Tenant's default hereunder.

                  (b) Tenant shall maintain the hot water equipment and the heating, air condition, and ventilation equipment and system the "HVAC SYSTEM") in good repair and condition and in accordance with Law and with such equipment manufacturers' suggested operation/maintenance service program; such obligation shall include replacement of all equipment necessary to maintain such equipment and system in good working order. Within ten days after the Commencement Date. At least 14 days before the end of the Term, Tenant shall deliver to Landlord a certificate from an engineer reasonably acceptable to Landlord certifying that the hot water equipment and the HVAC System are then in good repair and working order.

         6. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord. Landlord shall not be required to notify Tenant of whether it consents to any alteration, addition or improvements until it (a) has received plans and specifications therefor which are sufficiently detailed to allow construction of the work depicted thereon to be performed in a good and workmanlike manner, and
(b) has had five (5) business days to review them. If the alteration, addition or improvement will affect the Building's Structure, HVAC System, or mechanical, electrical, or plumbing systems, then the plans and specifications therefor must be prepared by a licensed engineer reasonably acceptable to Landlord. Landlord's approval of any plans and specifications shall not be a representation that the plans or the work depicted thereon will comply with law or be adequate for any purpose, but shall merely be Landlord's consent to performance of the work. Upon completion of any alteration, addition, or improvement, Tenant shall deliver to Landlord accurate, reproducible as-built plans therefor. Tenant may erect shelves, bins, machinery and trade fixtures provided that such items (1) do not alter the basic character of the Premises; (2) do not overload or damage the same; and (3) may be removed without damage to the Premises. Unless Landlord specifies in writing otherwise, all alterations, additions, and improvements shall be Landlord's property when installed in the Premises. All work performed by a Tenant Party in the Premises (including that relating to the installations, repair, replacement, or removal of any item) shall be performed in accordance with Law and with Landlord's specifications and requirements, in a good and workmanlike manner, and so as not to damage or alter the Building's Structure or the Premises. Tenant shall be responsible for compliance with American With Disabilities Act of 1990 for the interior, non-structural portions of the Premises, Landlord shall be responsible for compliance with the American With Disabilities Act of 1990 relative to the Building's Structure, unless such compliance is required solely in connection with a Tenant alteration of the Building, in which case such compliance shall be Tenant's responsibility.

         7. SIGNS. Tenant shall not place, install or attach any signage, decorations, advertising media, blinds, draperies, window treatments, bars, or security installations to the Premises or the Building without Landlord's prior written approval. Landlord hereby agrees that Tenant may erect such signage as is shown on the Plans approved by Landlord in accordance with Exhibit B attached hereto. Tenant shall repair, paint, and/or replace any portion of the Premises or the Building damaged or altered as a result of its signage when it is removed (including, without limitation, any discoloration of the Building). Tenant shall not (a) make any changes to the exterior of the Premises or the Building, (b) install any exterior lights, decorations, balloons, flags, pennants, banners or paintings, or (c) erect or install any signs, windows or door lettering, decals, window or storefront stickers, placards, decorations or advertising media of any type that is visible from the exterior of the Premises or the Building without Landlord's prior written consent. Landlord shall not be required to notify Tenant of whether it consents to any sign until it (1) has received detailed, to-scale drawings thereof specifying design, material composition, color scheme, and method of installation, and (2) has had a reasonable opportunity to review them.

         8. UTILITIES. Tenant shall pay directly to the utility provider all electricity and telephone charges used at the Premises, together with any taxes, penalties, surcharges, maintenance charges, and the like pertaining thereto. Tenant shall obtain telephone and computer line service tor the Premises. Landlord shall provide, as part of the Initial Improvements, all other utility service and connections to the Premises, including water, gas, electricity and sewer. Except for electricity and telephone service, Tenant's use of all utilities shall be part of Operating Expenses; provided, however, if Tenant's use of any utility exceeds building- standard service, Landlord may, at Tenant's expense, separately meter and bill Tenant directly for its use of any such utility service, in which case, the amount separately billed to Tenant for above building-standard utility service shall not be duplicated in Tenant's obligation to pay additional rent under Section 2.(b). Landlord shall not be liable for any interruption or failure of utility service to the Premises, unless caused by Landlord. Landlord shall grant access to the Premises for telecom providers designated by




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



Tenant on the same terms as other current providers of such service. All amounts due Landlord from Tenant under this Section 8 shall be payable within ten days after Landlord's request therefor.

         9. INSURANCE. Tenant shall maintain (a) workers' compensation insurance (with a waiver of subrogation endorsement reasonably acceptable to Landlord and commercial general liability insurance (with contractual liability endorsement), including personal injury and property damage in the amount of $1,000,000 per occurrence combined single limit for personal injuries and death of persons and property damage occurring in or about the Premises, plus umbrella coverage of at least $2,000,000 per occurrence, (b) fire and extended coverage insurance covering (1) the replacement cost of all alterations, additions, partitions and improvements installed in the Premises, (2) the replacement cost of all of Tenant's personal property in the Premises, and (3) loss of profits in the event of an insured peril damaging the Premises, and (c) such other insurance as Landlord may reasonably require. Such policies shall (A) name Landlord, Landlord's agents, and their respective Affiliates (defined below), as additional insurers (and as loss payees on the fire and extended coverage insurance), (3) be issued by an insurance company acceptable to Landlord, (C) provide that such insurance may not be cancelled unless 30-days prior written notice is first given to Landlord, (D) be delivered to Landlord by Tenant before the Commencement Date and at least 15 days before each renewal thereof, and (E) provide primary coverage to Landlord when any policy issued to Landlord is similar or duplicate in coverage, in which case Landlord's policy shall be excess over Tenant's policies.

         10.      CASUALTY DAMAGE.

                  (a) Tenant shall give written notice to Landlord of any damage to the Premises or the Building promptly on discovery of the same. If the Premises or the Building is totally destroyed by an insured peril, or so damaged by an insured peril that, in Landlord's reasonable estimation, rebuilding or repairs cannot be substantially completed within 90 days after the date of Landlord's actual knowledge of such damage, then either Landlord or (if a Tenant Party did not cause such damage) Tenant may terminate this Lease by delivering to the other written notice thereof within 30 days after such damage, in which case, the rent shall be abated from the date of occurrence through the unexpired portion of this Lease, effective upon the date such damage occurred.
Time is of the essence with respect to the delivery of such notices.

                  (b) Subject to Section 10 (a.), if this Lease is not terminated under Section 10 (a.), then Landlord shall restore the Premises to substantially its previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements or personal property required to be covered by Tenant's insurance under Section 9. If the Premises are untenable, in whole or in part, during the period during the period beginning on the date such damage occurred and ending on the date of substantial completion of Landlord's repair or restoration work (the "REPAIR PERIOD") then the rent for such period shall be reduced to such extent as may be fair and reasonable under the circumstances.

                  (c) If the Premises are destroyed or substantially damaged by any peril not covered by the insurance maintained by Landlord or any Landlord's Mortgage (defined below) requires that insurance proceeds be applied to the indebtedness secured by its Mortgage (defined below) or to the Primary Lease (defined below) obligations, Landlord may terminate this Lease by delivering written notice of termination to Tenant within 30 days after such destruction or damage or such requirement is made known by any such Landlord's Mortgagee, as applicable, whereupon all rights and obligations hereunder shall cease and terminate, except for any liabilities of Tenant which accrued before this Lease is terminated, provided that all Base Rent and any additional rent accruing after the date of the casualty shall be abated.

        11.   LIABILITY, INDEMNIFICATION, WAIVER OF SUBROGATION AND NEGLIGENCE.

                  (a) Landlord shall not be liable to Tenant or Tenant's agents, employees or contractors, or those claiming by, through, or under any of them for any Loss, except and only to the extent such Loss is caused solely by Landlord's gross negligence or international misconduct. The term "LOSS" means any injury to or death of any person or persons or any damage to or theft, destruction, loss, or loss of use of any real or personal property caused by casualty, theft, fire, or any acts or omissions of any person or party, and any injury or damage or inconvenience which may arise through repair or alteration of any part of the Premises, or failure to make repairs, or from any other cause. In addition, Landlord and Tenant each waives any claims it might have against the other for any damage to or theft, destruction, loss or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against by the party which might have such claim under the terms of this Lease, regardless of whether the negligence (of whatever type or nature, including, but not limited to, gross negligence) or fault of the other party caused such loss. EACH PARTY SHALL CAUSE ITS INSURANCE CARRIER TO ENDORSE ALL APPLICABLE POLICIES WAIVING THE CARRIER'S RIGHT OF RECOVERY UNDER SUBROGATION OR OTHERWISE AGAINST THE OTHER PARTY.

                  (b) Subject to paragraph 11 (a), Tenant shall defend, indemnify, and hold harmless Landlord and its agents and employees from and against all claims, demands, liabilities, causes of action, suits, judgments, attorney's fees and expenses for any Loss arising from any occurrence within, on or about the Premises or arising from Tenant's failure to perform its obligations under this Lease or arising from any act or omission (whether negligent, intentional or otherwise) of Tenant or Tenant's agents, employees, invitees or contractors, except to the extent that a Loss is caused solely by the gross negligence or intentional misconduct of Landlord.

         Subject to paragraph 11 (a), Landlord shall defend, indemnify, and hold harmless Tenant and its agents and



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



employees from and against all claims, demands, liabilities, causes of action, suits, judgments, attorney's fees and expenses for any Loss arising from any occurrence within, on or about the Premises, to the extent, and only to the extent the Loss is caused solely by the gross negligence or intentional misconduct of Landlord, or its agents, employees, invitees or contractors.

         THIS INDEMNITY PROVISION SHALL SURVIVE TERMINATION OR EXPIRATION OF THIS LEASE.

         12.      USE.

                  (a) The Premises shall be used only for receiving, storing, shipping and selling products, materials and merchandise made or distributed by Tenant, for a data center and for such other lawful purposes as may be incidental thereto; however, no retail sales may be made from the Premises. Tenant shall not use the Premises to received, store or handle any product, material or merchandise that is explosive or highly inflammable or hazardous. Outside storage is prohibited. Tenant shall be solely responsible for complying with all Laws applicable to the use, occupancy, and condition of the Premises; provided, however, that Landlord shall deliver the Premises to Tenant in a condition which is in compliance with all Laws. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, light, noise or vibrations to emanate from the Premises; nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any other person; nor permit the Premises to be used for any purpose or in any manner that would (1) void the insurance thereon, (2) increase the insurance risk, or (3) cause the disallowance of any sprinkler credits. Tenant shall pay to Landlord on demand any increase in the cost of any insurance on the Premises incurred by Landlord, which is caused by Tenant's use of the Premises or because Tenant vacates the Premises.

                  (b) Tenant and its employees and invitees shall have the non-exclusive right to use, in common with others, any parking areas associated with the Premises which Landlord has designated for such use, subject to (1) such reasonable rules and regulations as Landlord may promulgate from time to time and (2) rights of ingress and egress of other tenants and their employees, agents and invitees. Landlord agrees to provide at least one (1) parking space for every three hundred (300) square feet of space leased within the Building for the use of Tenant The Landlord further agrees to provide to the Tenant parking equal to one (1) space per 250 square feet , should the Tenant no longer use the Premises for the data center. The additional parking will be in the area as described on Exhibit A-2 and will include all areas approved by the Landlord or Tenant's parking needs.

                  (c) Landlord shall have the right to establish and amend form time to time, rules and regulations governing all tenants' uses and occupancy of the Building (provided the same are reasonable, non-discriminatory and uniformly enforced), and provided further that in the event of a conflict between those rules and this Lease, the Lease shall control.

         13. INSPECTION. Upon reasonable notice, Landlord and Landlord's agents and representatives may enter the Premises during business hours to inspect the Premises to make such repairs as may be required or permitted under this Lease; to perform any unperformed obligations of Tenant hereunder; and to show the Premises to prospective purchasers, mortgagees, ground lessors, and (during the last 6 months of the Term) tenants. During the last 6 months of the Term, Landlord may erect a sign on the Premises indicating that the Premises are available. Tenant shall notify Landlord in writing of its intention to vacate the Premises at least 60 days before Tenant will vacate the Premises; such notice shall specify the date on which Tenant intends to vacate the Premises (the "VACATION DATE"). At least 30 days before the Vacation Date, Tenant shall arrange to meet with Landlord for a joint inspection of the Premises. After such inspection, Landlord shall prepare a list of items that Tenant must perform before the Vacation Date, which shall not include repairs due to normal wear and tear or casualty. If Tenant fails to arrange for such inspection, then Landlord may conduct such inspection and Landlord's determination of the work Tenant is required to perform before the Vacation Date shall be conclusive. If Tenant fails to perform such work before the Vacation Date, then Landlord may perform such work at Tenant's cost. Tenant shall pay all costs incurred by Landlord in performing such work within ten days after completion of the work and Landlord's request therefor.

         14.      ASSIGNMENT AND SUBLETTING.

                  (a) Tenant shall not, without the prior written consent of Landlord which will not be unreasonably withheld, (1) advertise that any portion of the Premises is available for lease or cause or allow any such advertisement,
(2) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (3) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization; provided, however, that such a transfer may occur without Landlord's consent so long as the primary business of the new entity remains the same as Tenant's primary business and the net worth of the new entity is equal or greater to that of Tenant, (4) if Tenant is an entity other than a corporation whose stock is publicly traded (or a corporation whose stock is in the process of being publicly traded), permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (5) sublet any portion of the Premises, (6) grant any license, concession, or other right of occupancy of any portion of the Premises, or (7) permit the use of the Premises by any parties other than Tenant (any of the events listed in Subparts 1 through 7 being a "TRANSFER"). If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its




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



proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Tenant shall reimburse Landlord for its reasonable attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder (however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefor). Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Tenant's rent obligations. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

                  (b) Landlord may, within 30 days after submission of Tenant's written notification of intent to Transfer, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) effective 30 days after receiving notice of intent to Transfer. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

                  (c) Tenant hereby assigns, transfers and conveys all consideration received by Tenant under any Transfer, which are in excess of the rents payable by Tenant under this Lease plus reasonable costs incurred by Tenant in connection with such reletting. Tenant shall hold such amounts in trust for Landlord and pay them to Landlord within ten days after receipt.

                  (d) Notwithstanding anything to the contrary contained in subpart (2) of Section 14(a) above, Tenant may assign the Lease without Landlord's consent to any of the following (a "Permitted Transferee"), provided that the Permitted Transferee's financial condition, creditworthiness and business reputation following the transfer are equal to or exceed those of
Tenant: (i) any successor corporation or other entity resulting from a merger or consolidation of Tenant; (ii) any purchaser of all or substantially all of Tenant's assets; or (iii) any entity which controls, is controlled by, or is under common control with Tenant. Tenant shall give Landlord thirty (30) days prior written notice of such assignment or sublease. Any Permitted Transferee shall assume in writing all of Tenant's obligations under this Lease. Tenant shall nevertheless at all times remain fully responsible and liable for the payment of rent and the performance and observance of all of Tenant's other obligations under this Lease. Nothing in this paragraph is intended to nor shall permit Tenant to transfer its interest under this Lease as part of a fraud or subterfuge to intentionally avoid its obligations under this Lease (for example, transferring its interest to a shell corporation that subsequently files a bankruptcy), and any such transfer shall constitute an Event of Default hereunder.

         15. CONDEMNATION. If more than 50% of the Premises or 25% of the Building or Land is taken for any public or quasi-public use by right of eminent domain or private purchase in lieu thereof (a "TAKING"), and the Taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Tenant, (including a data center) either party may terminate this Lease by delivering to the other written notice thereof within 30 days after the Taking, in which case rent shall be abated during the unexpired portion of the Term, effective on the date of such Taking. If (a) less than 50% of the Premises or 25% of the Building or Land are subject to a Taking or (b) more than 50% of the Premises or 25% of the Building or Land are subject to a Taking, but the Taking does not prevent or materially interfere with the use of the Premises for the purpose for which they were leased to Tenant (including a data center), then neither party may terminate this Lease, but the rent payable during the unexpired portion of the Term shall be reduced to such extent as may be fair and reasonable under the circumstances. All compensation awarded for any Taking shall be the property of Landlord and Tenant assigns any interest it may have in any such award to Landlord; however, Landlord shall have no interest in any award made to Tenant for loss of business or goodwill or for the taking of Tenant's trade fixtures, the cost of relocating Tenant and/or disruption of Tenant's business, if a separate award for such items is made to Tenant.

         16.      SURRENDER OF PREMISES; HOLDING OVER.

                  (a) No agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the end of the Term or the termination of Tenant's right to possess the Premises, Tenant shall (1) deliver to Landlord the Premises with all improvements located thereon in good repair and condition, reasonable wear and tear (subject however to Tenant's maintenance obligations) excepted, and with the HVAC System and hot water equipment, light and light fixtures (including ballasts), and overhead doors and related equipment in good working order, (2) deliver to Landlord all keys to the Premises, and (3) remove all signage placed on the Premises, the Building or the Land by or at Tenant's request. All fixtures, alterations, additions, and improvements (whether temporary or permanent) shall be Landlord's property and shall remain on the Premises except as provided in the next two sentences. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall remove such alterations, additions, improvement, fixtures, equipment, wiring, furniture, and other property as Landlord may request, provided such request is made within fifteen (15) days after the end of the Term and provided that the installation or construction of



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



the applicable alteration, improvement, additions, fixture or wiring was not consented to by Landlord in writing (unless at the time of consent, Landlord informed Tenant that such item would need to be removed upon expiration of the Lease). All items not so removed shall, at the option of Landlord, be deemed abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items and Tenant shall pay for the costs (if a sale, after deducting proceeds of sale of such items) incurred by Landlord in connection therewith. All work required of Tenant under this Section 16 (a.) shall be coordinated with Landlord and be done in good and workmanlike manner, in accordance with all Laws, and so as not to damage the Building or unreasonably interfere with other tenants' use of their premises. Tenant shall, at its expense, repair all damage caused by any work performed by Tenant under this Section 16(a.)

                  (b) If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a Tenant at will and Tenant shall pay, in addition to the other rent due hereunder, a daily base rental equal to 200% of the daily Base Rent payable during the last month of the Term. Additionally, Tenant shall defend, indemnify, and hold harmless Landlord from any damage, liability and expense (including attorneys' fees and expenses) incurred because of such holding over. No payments of money by Tenant to Landlord after the Term shall reinstate, continue or extend the Term, and no extension of this Term shall be valid unless it is in writing and signed by Landlord and Tenant.

         17. QUIET ENJOYMENT. Provided Tenant has fully performed its obligations under this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise.

         18. EVENTS OF DEFAULT. Each of the following events shall constitute an "EVENT OF DEFAULT" under this Lease:

                  (a) Tenant fails to pay any rent when due or any payment or reimbursement required under any other lease with Landlord when due, and in either case such failure continues for a period of five days from the date Landlord delivers written notice of such failure; provided, however, that Landlord shall not be required to deliver written notice more than three (3) times in any given 12 month period or more than six (6) times during the Term, and subsequent to any such third notice in 12 months, or any such sixth notice during the Term, any failure to pay rent or any other sum when due shall be an immediate Event of Default without notice.

                  (b) The filing of a petition by or against Tenant or any guarantor of Tenant's obligations hereunder (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any debtor relief Law; (3) for the appointment of a liquidator, receiver, trustee, custodian, or similar official for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for reorganization or modification of Tenant's capital structure (however, if any such petition is filed against Tenant, then the filing of such petition shall not constitute an Event of Default, unless it is not dismissed within sixty (60) days after the filing thereof).

                  (c) Tenants fails to discharge any lien placed upon the Premises in violation of Section 22. within thirty (30) days after any such lien or encumbrance is filed against the Premises.

                  (d) Tenant fails to comply with any term provision or covenant of this Lease (other than those listed in Section 18. (a.), and such failure continues for thirty (30) days after written notice thereof to Tenant.

         19.      REMEDIES.

                  (a) Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by Law, take any of the following actions:

                           (1) Terminate this Lease by giving Tenant written
notice thereof, in which event, Tenant shall pay to Landlord the sum of (A) all rent accrued hereunder through the date of termination, (B) all amounts due under Section 19. (b.), and (C) an amount equal to (i) the total rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the rate of interest set forth for 26-week U.S. governmental bills sold at a discount from face value in units of $10,000 to $1,000,000 as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates" under the heading "Treasury Bills" (or, if no such rate is published, the "Discount Rate" as published on such date under the "Money Rates" listing), minus (ii) the then present fair rental value of the Premises for such period, similarly discounted; or

                           (2) Terminate Tenant's right to possess the Premises
without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord
(A) all rent and other amounts accrued hereunder to the date of termination of possession, (B) all amounts due from time to time under Section 19 (b.), and (C) all rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period; Landlord shall use commercially reasonable efforts to mitigate Tenant's damages however, Landlord shall not be obligated to relet the Premises and shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for a reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts




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



due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 19(a)(2). If Landlord elects to proceed under this Section 19(a)(2), it may at any time elect to terminate this Lease under Section 19 (a)
(1).

Additionally, after written notice of a default which remains uncured for more than 30 days, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

                  (b) Tenant shall pay to Landlord all direct reasonable costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses. Landlord's acceptance of rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. Landlord's receipt of rent with knowledge of any default by Tenant hereunder shall not be a waiver of such default, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless set forth in writing and signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term or violation of any other term. If Landlord repossesses the Premises pursuant to the authority herein granted, then Landlord shall have the right to (A) keep in place and use or (B) remove and store, at Tenant's expense, all of the furniture, fixtures, equipment and other property in the Premises, including that which is owned by or leased to Tenant at all times before any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord may relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person (a "CLAIMANT") who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property; provided Landlord is reasonable in believing that the instrument is authentic and legal. Landlord may, at its option and without prejudice to or waiver of any rights it may have,
(i) escort Tenant to the Premises to retrieve any personal belongings of Tenant and/or its employees not covered by the Landlord's statutory lien or (ii) obtain a list from Tenant of the personal property of Tenant and/or its employees that is not covered by the Landlord's statutory lien and make such property available to Tenant and/or Tenant's employees; however, Tenant first shall pay in cash all costs and estimated expenses to be incurred in connection with the removal of such property and making it available. The rights of Landlord herein stated are in addition to any and all other rights that Landlord has or may hereafter have at law or in equity, and Tenant agrees that the rights herein granted Landlord are commercially reasonable.

         20. LANDLORD'S DEFAULT. If Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure, Tenant's exclusive remedy shall be an action for damages. Unless Landlord fails to so cure such default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. Except for gross negligence or willful misconduct, Liability of Landlord to Tenant for any default by Landlord, shall be limited to actual, direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building and the Land, and neither Landlord nor Landlord's owners shall have any personal liability therefor.

         21.      MORTGAGES.

                  (a) This Lease shall be subordinate to any deed of trust, mortgage or other security instrument (a "MORTGAGE"), and any ground lease, master lease, or primary lease (a "PRIMARY LEASE") that now or hereafter covers any portion of the Premises (the mortgagee under any Mortgage or the lessor under any Primary Lease is referred to herein as "LANDLORD'S MORTGAGEE"), and to increases, renewals, modifications, consolidations, replacements, and extensions thereof. However, any Landlord's Mortgagee may elect to subordinate its Mortgage or Primary Lease (as the case may be) to this Lease by delivering written notice thereof to Tenant. The provisions of this Section 21. shall be self-operative, and no further instrument shall be required to effect such subordination; however, Landlord shall deliver to Tenant, and Tenant shall execute from time to time within ten days after delivery thereof to Tenant, an instrument from each Landlord's Mortgagee evidencing the subordination of this Lease to any such Mortgage or Primary Lease (which instrument shall include a non-disturbance provision in favor of Tenant and shall be on Landlord's Mortgagee's standard form).

                  (b) Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

                  (c) Notwithstanding any such attornment or subordination of a Mortgage or Primary Lease to




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



this Lease, the Landlord's Mortgagee shall not be liable for any acts of any previous landlord, shall not be obligated to install the Shell or Initial Improvements, and shall not be bound by any amendment to which it did not consent in writing nor any payment of rent made more than one month in advance.

         22. ENCUMBRANCES. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind Landlord's property or the interest of Landlord or Tenant in the Premises or to charge the rent for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant shall pay or cause to be paid all sums due for any labor performed or materials furnished in connection with any work performed on the Premises by or at the request of Tenant. Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises.

         23.      MISCELLANEOUS.

                  (a) Words of any gender used in this Lease shall include any other gender, and words in the singular shall include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way affect the interpretation of this Lease. The following terms shall have the following meanings: "LAWS" shall mean all federal, state, and local laws, rules, and regulations; all court orders, governmental directives, and governmental orders; and all restrictive covenants affecting the Property, and "LAW" shall mean any of the foregoing; "AFFILIATE" shall mean any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with the party in question; "TENANT PARTY" shall include Tenant, any assignees claiming by, through, or under Tenant, any subtenants claiming by, through or under Tenant, and any of their respective agents, contractors, employees, and invitees; and "INCLUDING" shall mean including, without limitation. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

                  (b) Landlord may transfer and assign, in whole or in part, its rights and obligations in the Building and property that are the subject to this Lease, in which case Landlord shall have no further liability hereunder, except for events occurring during the term of its ownership. Each party shall furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

                  (c) Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of Landlord.

                  (d) Tenant shall, from time to time, within ten days after request of Landlord, deliver to Landlord, or Landlord's designee, a certificate of occupancy for the Premises, financial statements for itself and any guarantor of its obligations hereunder, evidence reasonably satisfactory to Landlord that Tenant has performed its obligations under this Lease (including evidence of the payment of the Security Deposit), and an estoppel certificate stating that this Lease is in full effect, the date to which rent has been paid, the unexpired Term and such other factual matters pertaining to this Lease as may be requested by Landlord. Tenant's obligation to furnish the above-described items in a timely fashion is a material inducement for Landlord's execution of this Lease.

                  (e) This Lease constitutes the entire agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

                  (f) All obligations of Tenant hereunder not fully performed by the end of the Term shall survive, including, without limitation, all payment obligations with respect to Taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the end of the Term and before Tenant vacates the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises in good condition and repair, reasonable wear and tear excluded. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for Operating Expenses for the year in which the Term ends. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord or with any excess to be returned to Tenant after all such obligations have been determined and satisfied as the case may be. Any Security Deposit held by Landlord may be credited against the amount due by Tenant under this Section 23(f).

                  (g) If any provision of this Lease is illegal, invalid or unenforceable, then the remainder of this Lease shall not be affected thereby, and in lieu of each such provision, there shall be added, as a part of this Lease, a provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

                  (h) All references in this Lease to the date hereof, or similar references shall be deemed to refer




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



to the last date, in point of time, on which all parties hereto have executed this Lease.

         (i) Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with this Lease, other than Hill Partners, Inc. and C.B. Richard Ellis (the "Brokers"). Tenant and Landlord shall each indemnify the other against all costs, attorneys' fees, and other liabilities for commissions or other compensation claimed by any broker or agent (other than the named Brokers) claiming the same by, through, or under the indemnifying party. Landlord shall pay commission to such Brokers pursuant to separate agreements.

         (j) If and when included within the term "Tenant" as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying an individual at a specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms Landlord and Tenant, respectively, shall be bound by notices given in accordance with the provisions of Section 24 to the same effect as if each had received such notice.

         (k) The terms and conditions of this Lease are confidential and Tenant shall not disclose the terms of this Lease to any third party except as may be required by law or its auditors or to enforce its rights hereunder.

         (l) Tenant shall pay interest on all past-due rent from the date due until paid at the maximum lawful rate. In no event, however, shall the charges permitted under this Section 23(l) or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.

         24. NOTICES. Each provision of this instrument or of any applicable Laws and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment hereunder shall be deemed to be complied with when and if the following steps are taken:

                  (a) All rent shall be payable to Landlord at the address for Landlord set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent shall not be deemed satisfied until such rent has been actually received by Landlord.

                  (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

                  (c) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier to occur of
(1) tender of delivery (in the case of a hand-delivered notice), (2) deposit in the United States Mail, postage prepaid, Certified Mail or (3) receipt by facsimile transmission, in each case, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith. If Landlord has attempted to deliver notice to Tenant at Tenant's address reflected on Landlord's books but such notice was returned or acceptance thereof was refused, then Landlord may post such notice in or on the premises, which notice shall be deemed delivered to Tenant upon the posting thereof.

         25. HAZARDOUS WASTE. The term "HAZARDOUS SUBSTANCES," as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "ENVIRONMENTAL LAW," which term shall mean any Law relating to health, pollution, or protection of the environment. Tenant hereby agrees that (a) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities (the "PERMITTED ACTIVITIES") provided such Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord;
(b) the Premises will not be used in any manner for the storage of any Hazardous Substances except for any temporary storage of such materials that are used in the ordinary course of Tenant's business (the "PERMITTED MATERIALS") provided such Permitted Materials are properly stored in a manner and location satisfying all Environmental Laws and approved in advance in writing by Landlord; (c) no portion of the Premises will be used as a landfill or a dump; (d) Tenant will not install any underground tanks of any type; (e) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (f) Tenant will not permit any Hazardous Substances to be brought onto the premises, except for the Permitted Materials, and if so brought or found located thereon, the same shall be immediately removed by Tenant, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws; (g) Tenant will maintain on the Premises a list of all materials stored at the Premises for which a material safety data sheet (an "MSDS") was issued by the producers or manufacturers thereof, together with copies of the MSDS' s for such materials, and shall deliver such list and MSDS copies of Landlord upon Landlord's request therefor; and (h) Tenant shall remove all Permitted Materials from the Premises in a manner acceptable to Landlord before Tenant's right to possess the Premises is terminated. If at any time during or after the Term, the Premises are found to be so contaminated or subject to such conditions, Tenant shall defend, indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by Tenant. Unless expressly identified on an addendum to this Lease, as of the date hereof there are no Permitted Activities or Permitted Materials for purposes of the foregoing provisions and none shall exist unless and until approved in writing by the Landlord. Landlord may enter the Premises and conduct environmental inspections and tests therein as it may reasonably require from time to time provided that Landlord shall use reasonable efforts to minimize the interference with Tenant's business. Such inspections and tests shall be conducted at Landlord's expense, unless they reveal the presence of Hazardous Substances (other than Permitted Materials) or that Tenant has not complied with the requirements set forth in this Section 25, in which case Tenant shall reimburse Landlord for the cost thereof within ten days after Landlord's request thereof.

         TENANT ACKNOWLEDGES THAT UPON OCCUPANCY OF THE PREMISES EXCEPT FOR WRITTEN PUNCH LIST ITEMS (1) IT HAS INSPECTED AND ACCEPTS THE PREMISES IN AN ?AS IS, WHERE IS? CONDITION, (2) THE BUILDING'S IMPROVEMENTS ARE SUITABLE FOR THE PURPOSE FOR WHICH THE PREMISES ARE LEASED AND LANDLORD HAS MADE NO WARRANTY, REPRESENTATION, COVENANT, OR AGREEMENT WITH RESPECT TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PREMISES, (3) THE PREMISES ARE IN GOOD AND SATISFACTORY CONDITION, (4) NO REPRESENTATIONS AS TO THE REPAIR OF THE PREMISES, NOR PROMISES TO ALTER, REMODEL OR IMPROVE THE PREMISES HAVE BEEN MADE BY LANDLORD (UNLESS AND EXCEPT AS MAY BE SET FORTH IN EXHIBIT B ATTACHED TO THIS LEASE, OR AS IS OTHERWISE EXPRESSLY SET FORTH IN THIS LEASE), AND (5) THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED, IMPLIED OR STATUTORY, EXCEPT AS PROVIDED HEREIN.

         Executed by Landlord on the 1 day of OCT, 1998.

                                 LANDLORD:
                                 KRAMER 34 HP, LTD.
                                 By: 2800 Industrial, Inc., general partner



                                 By:      /s/ R. E. Anderson
                                          -------------------------------------
                                          Richard Anderson
                                          Vice President
                          Address: c/o Hill Partners, Inc.
                                         2800 Industrial Terrace
                                         Austin, Texas 78758
                        Telephone: (512) 835-4455
                              Fax: (512) 835-1222

                                 TENANT:
                                 IXC COMMUNICATIONS SERVICES, INC.



                                 By:      /s/ Stuart K. Coppens
                                          -------------------------------------
                                          Stuart K. Coppens
                                          VP
                          Address: 1122 Capital of Texas Hwy, S
                                          Austin, TX 78746
                        Telephone: (512) 427-3757
                              Fax: (512) 329-8638


EXHIBIT "A"       Description of Premises
EXHIBIT "A-1"     Floor Plan
EXHIBIT "A-2"     Description of Project
EXHIBIT "B"            Tenant Finish-Work:  Allowance       Approved as to form
EXHIBIT "C"            Expansion Space                          Legal dept.
EXHIBIT "D"       Extension Option
EXHIBIT "E"            Guaranty

                                    EXHIBIT A

                                LEGAL DESCRIPTION



BUILDING:                       Kramer 3

LEGAL DESCRIPTION:              Lot 3, BRAKER CENTER
                                IV, a subdivision in Travis County,
                                Texas, according to the map or plat
                                of record in Volume 101, Page 1,
                                Plat Records of Travis County,
                                Texas.

ADDRESS:                        1825-A Kramer Lane
                                Austin, Texas  78758



(DIAGRAM)

                                   EXHIBIT A-1




(DIAGRAM)

                                   EXHIBIT A-1





(DIAGRAM)

                                    EXHIBIT B

                          TENANT FINISH-WORK: ALLOWANCE

         1. Landlord, at its sole cost and expense, shall complete construction of the shell of the Building including the roof, slab, exterior walls and site work (the "SHELL IMPROVEMENTS"). All such construction shall be completed by Landlord in a good and workmanlike manner and in accordance with all applicable laws and regulations.

         2. Before the commencement of interior construction the Tenant, at its sole cost and expense, shall provide to Landlord for its approval final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not be unreasonably withheld), of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, HVAC, mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. Landlord's approval of such working drawings shall not be unreasonably withheld or delayed, provided that (a) they comply with all applicable governmental laws, codes, rules, and regulations, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by the Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant), and (d) the materials used are building standard (including doors, ceiling tiles, lights and occupancy sensors). As used herein, "WORKING DRAWINGS" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "INITIAL IMPROVEMENTS" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Approval by Landlord of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use, purpose, or condition, or that such drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Initial Improvements. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Initial Improvements must receive the prior written approval of Landlord and upon completion of the Initial Improvements, Tenant shall furnish Landlord with an accurate, reproducible "as-built" plan (e.g., sepia) and a CADD disk of the improvements as constructed, which plan shall be incorporated into this Lease by this reference for all purposes.

         3. Upon substantial completion of the Shell Improvements by Landlord, Tenant shall be responsible for constructing and installing the Initial Improvements. Tenant agrees to file for all required building and signage permits necessary for the construction of the Initial Improvements and to use good faith and diligent efforts to obtain all such permits. The cost of the pursuit of such permits shall be borne by Tenant; however, Landlord will provide its cooperation in connection therewith and, if necessary, shall join in such applications, and execute such other documents, as Tenant may reasonably request for such purposes. The Initial Improvements shall be diligently performed by contractors and subcontractors reasonably acceptable to Landlord in a good and workmanlike manner that is free of defects and is in strict conformance with the Working Drawings and all applicable governmental laws, codes, rules, and regulations. Tenant and its contractors and subcontractors shall be required to maintain such liability and builder's risk insurance during construction of the Initial Improvements as is reasonably required by Landlord.

         4. If completion of the Initial Improvements is delayed beyond November 15, 1998 for any reason other than Landlord's failure to substantially complete construction of the Shell Improvements on or before October 15, 1998, then, notwithstanding any provision to the contrary in this Lease, Tenant's obligation to pay Basic Rent and Tenant's Proportionate Share of Operating Expenses hereunder shall commence on November 15, 1998. If the Premises are not ready for occupancy and the Initial Improvements are not substantially completed (as reasonably determined by Landlord) on November 15, 1998 due to Landlord's failure to timely complete the Shell Improvements, then the Commencement Date shall be sixty (60) days after Landlord delivers the Premises in Shell Condition.

         5. Landlord shall provide to Tenant a construction allowance (the "CONSTRUCTION ALLOWANCE") equal to the lesser of (a) $20.00 per usable square foot in that portion of the Premises initially delivered to Tenant or (b) the Total Construction Costs, as adjusted for any approved changes to the Initial Improvements.

         6. Tenant shall bear the entire cost of constructing the Initial Improvements (including, without limitation, costs of design, engineering, construction, labor and materials, additional janitorial services, related taxes and insurance costs, all of which costs are herein collectively called the "TOTAL CONSTRUCTION COSTS") in excess of the Construction Allowance. Landlord shall advance the Construction Allowance at such time as Tenant has furnished to Landlord a certificate of occupancy for the Premises, lien waivers) from Tenant's general contractor(s) establishing that all bills for labor and materials incorporated in the Initial Improvements have been paid, and a certificate from Tenant's architect certifying that the Initial Improvements have been completed in accordance with the Working Drawings. Notwithstanding the foregoing, at Tenant's request Landlord will fund portions of the Construction Allowance monthly (on the 25th day of each month) for portions of the Initial Improvements actually completed during the previous month, so long as Tenant delivers to Landlord on or before the 10th day of the month a draw request along with lien waivers from all contractors and subcontractors and a certificate from the Tenant's architect's stating that the requested funds are for improvements which have been incorporated into the Premises in accordance with the Working Drawings. In no event shall Landlord be required to reimburse Tenant for costs in excess of the Construction Allowance, as such excess costs will remain the sole responsibility of Tenant. Furthermore, Landlord shall have no obligation to reimburse Tenant for any the fees of any architect, engineer or other consultant which are not reasonable and customary. All of the Initial Improvements will become and shall remain Landlord's property on and after its construction or installation on the Premises.

         7. Landlord or its affiliate shall have the right to inspect and supervise the Work, and to ensure the Work does not adversely affect the Building, and the Building's systems.

                                [Expansion Space]

         Beginning on the first day of the thirteenth (13th) month of the term (the "EXPANSION DATE"), Tenant shall lease for the remaining Term 37,485 additional square feet of rentable area in the Building, constituting the remainder of the Building (the "EXPANSION SPACE").

         Landlord shall cause the Expansion Space to be in shell condition and made ready for Tenant's occupancy sixty (60) days prior to the Expansion Date, in accordance with the procedures referenced in Exhibit B. The Allowance applicable to the Expansion Space shall be a sum equal to $16.00 per rentable square foot in the Expansion Space. Except as set forth in this Exhibit C, all Expansion Space taken by Tenant shall be taken "as is" and Landlord shall have no obligation to construct any leasehold improvements therein or to make any alterations thereto.

         Tenant shall be required to commence paying rent on such Expansion Space upon the date that is the sooner to occur of (a) the date that Tenant commences to occupy such space or (b) sixty (60) days after Landlord delivers the Premises in shell condition but in no event prior to the Expansion Date. If the Expansion Space is not in shell condition sixty (60) days prior to the Expansion Date, Landlord shall not be liable for damages therefor and Tenant shall accept possession of the Expansion Space when Landlord tenders possession thereof to Tenant in shell condition and Tenant's obligation to pay Base Rent and Operating Expenses under Section 2.(b) of this Lease with respect to such Expansion Space shall commence when Landlord tenders possession of such Expansion Space to Tenant in shell condition.

         Except as provided in this Exhibit C, the leasing of the Expansion Space shall be upon the same terms and conditions as the leasing of the initial Premises and shall be upon and subject to all of the provisions of this Lease. Upon the Expansion Date: (i) the Base Rent payable by Tenant shall be increased by the number of square feet contained within the Expansion Space multiplied by the dollar amount per square foot provided in Section 2(a) of this Lease, (ii) the "Premises" (as defined in the Lease) shall be deemed to include the Expansion Space, and (iii) Tenant's Proportionate share shall be increased commensurately to reflect the addition of the Expansion Space to the Premises. It being acknowledged that on the Expansion Date, Tenant will be leasing the entire Building and therefore its Proportionate Share of Operating Expenses shall be 100%.

         Notwithstanding anything to the contrary contained herein, Landlord shall have the right to lease any portion of the Expansion Space to another tenant or allow another party to use or occupy the Expansion Space, so long as such lease or occupancy right is terminable on 30 days notice and expires sixty
(60) days prior to the Expansion Date.

                                EXTENSION OPTION

         Provided no Event of Default exists and Tenant is occupying the entire Premises at the time of such election, Tenant may renew this Lease for one (1) additional period of five (5) years on the same terms provided in this Lease (except as set forth below), by delivering written notice of the exercise thereof to Landlord not later than one hundred eighty (180) days before the expiration of the Term. On or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

                  (a) The Base Rent payable for each month during each such extended Term shall be the prevailing rental rate in the Project, at the commencement of such extended Term, for space of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account;

                  (b) Tenant shall have no further renewal options unless expressly granted by Landlord in writing; and

                  (c) Landlord shall lease to Tenant the Premises in their then-current condition, except that Tenant shall be entitled to an improvement allowance equal to the prevailing rate in the Project, at the commencement of such extended Term, for space of equivalent quality, size, utility and location, with the length of the extended Term to be taken into account.

         Tenant's rights under this Exhibit shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, or (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.

                       FIRST AMENDMENT TO LEASE AGREEMENT


         THIS FIRST AMENDMENT TO LEASE AGREEMENT is made and entered as of the 29 day of December 1998, by and between IXC COMMUNICATIONS SERVICES, INC. ("Tenant"), and KRAMER 34, HP, LTD. ("Landlord").

                                    RECITALS

         A. Pursuant to a Lease Agreement dated October 1, 1998 (the "Lease"), Landlord leased to Tenant certain space in the building commonly known as "Kramer 3" in Austin, Texas, as more fully described in the Lease.

         B. Landlord and Tenant desire to amend the Lease as hereinafter provided.

                                    AMENDMENT

         In consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

         1. Notwithstanding anything to the contrary contained in Section 1(a) of the Lease, it is hereby agreed that the initial size of the Premises is 24,833 and Tenant's initial Proportionate Share is 39.95%.

         2. Section 1(b) of the Lease is hereby deleted in its entirety and replaced by the following:

         (b) The lease term shall be sixty (60) months, beginning on the later of (i) sixty (60) days after the date of substantial completion of the Shell Improvements (as defined on Exhibit B) or (ii) January 1, 1999 (the "COMMENCEMENT DATE"), and ending December 31, 2003 (the "TERM", which defined term shall include all renewals and extensions of the Term, if any). Notwithstanding the foregoing if the Commencement Date does not occur on January 1, 1999, then the Term shall end sixty (60) months after the first day of the first full calendar month after the Commencement Date.

         3. The last sentence of Section 2(b) of the Lease is hereby deleted in its entirety and replaced by the following:

         The amounts of the initial monthly Base Rent and Tenant's Proportionate Share of Operating Expenses (and the part thereof attributable to Taxes) are as follows:


         Base Rent (Section 2.(a))                                  $ 20,363.06
         Operating Expenses, excluding Taxes (Section 2(b))         $  1,999.24
         Taxes (Sections 2.(b) and 3.(a))                           $  2,438.58

         Total initial monthly payment                              $ 24,800.88
                                                                    ===========

         4. In the second and third lines of the last paragraph of the Lease (right before the signature blocks), the two (2) question marks are hereby replaced by two (2) quotation marks. Further "Exhibit 'E' Guaranty" is hereby deleted from the list of exhibits on the last page of the Lease.

         5. Exhibit A-1 to the Lease is hereby replaced in its entirety by EXHIBIT "A-1" attached hereto.

         6. Each reference to the date "November 15, 1998" in paragraph 4 of Exhibit B to the Lease is hereby replaced by "January 1, 1999".

         7. The first sentence of Exhibit C to the Lease is hereby deleted in its entirety and replaced by the following:

         Beginning on January 1, 2000 (the "EXPANSION DATE"), Tenant shall lease for the remaining Term 37,334 additional square feet of rentable area in the Building, constituting the reminder of the Building (the "EXPANSION SPACE").

         8. EXHIBIT D attached hereto is hereby added to the Lease as Exhibit D thereto.

         9. Except as defined differently herein or the context clearly requires otherwise, all capitalized terms used in this Amendment shall have the meanings ascribed to them under the Lease. Except as expressly amended hereby, the Lease shall remain unchanged and in full force and effect, and is hereby ratified by Landlord and Tenant.

         EXECUTED as of the date first written above.

                          TENANT:

                          IXC COMMUNICATIONS SERVICES, INC.


                          By:        /s/ Stuart K. Coppens
                                     -------------------------------------
                          Name:      STUART K. COPPENS
                          Title:     VP


                          LANDLORD:

                          KRAMER 34 HP, LTD.

                          By:        2800 Industrial Inc., General Partner


                                     By:    /s/ Richard E. Anderson
                                            -----------------------------------
                                            Richard E. Anderson
                                            Vice President

                                    EXHIBIT D


                                EXTENSION OPTION

         Provided no Event of Default exists and Tenant is occupying the entire Premises at the time of such election, Tenant may renew this Lease for one (1) additional period of five (5) years on the same terms provided in this Lease (except as set forth below), by delivering written notice of the exercise thereof to Landlord not later than one hundred eighty (180) days before the expiration of the Term. On or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

                  (a) The Base Rent payable for each month during each such extended Term shall be the prevailing rental rate in the Project, at the commencement of such extended Term, for space of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account;

                  (b) Tenant shall have no further renewal options unless expressly granted by Landlord in writing; and

                  (c) Landlord shall lease to Tenant the Premises in their then-current condition, except that Tenant shall be entitled to an improvement allowance equal to the prevailing rate in the Project, at the commencement of such extended Term, for space of equivalent quality, size, utility and location, with the length of the extended Term to be taken into account.

         Tenant's right under this Exhibit shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, or (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.

                                    EXHIBIT A



                                    (DIAGRAM)

                       SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT is made and entered as of the 13th day of May 1999, by and between IXC COMMUNICATIONS SERVICES, INC. ("Tenant") and KRAMER 34 HP, LTD. ("Landlord").

                                    RECITALS

         A. Pursuant to a Lease Agreement dated October 1, 1998 (as amended by First Amendment to Lease Agreement, the "Lease"), Landlord leased to Tenant certain space in the building commonly known as "Kramer 3" in Austin, Texas, as more fully described in the Lease.

         B. Contemporaneously herewith, Landlord has leased to Tenant certain space in an adjacent building commonly known as "Kramer 2" pursuant to a Lease Agreement dated of even date herewith (the "Building 2 Lease").

         C. Landlord and Tenant desire to extend the Term of the Lease to be coterminous with the Building 2 Lease and otherwise amend the Lease as hereinafter provided.

                                    AMENDMENT

         In consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

         1. Notwithstanding anything to the contrary contained in the Lease, it is hereby agreed that the initial Term shall be extended to be coterminous with the initial term of the Building 2 Lease. Section 1(b) of the Building 2 Lease (describing the term of the Building 2 Lease) is reprinted below for reference:

         The Lease term shall be seventy two (72) months, beginning on the later of (i) sixty (60) days after substantial completion of the Shell Improvements (as defined on Exhibit B) or (ii) August 1, 1999 (the "COMMENCEMENT DATE"), and ending July 31, 2005 (the "TERM", which defined term shall include all renewals and extensions of the Term, if any). Notwithstanding the foregoing if the Commencement Date does not occur on August 1, 1999, then the Term shall end seventy-two (72) months after the first day of the first full calendar month after the Commencement Date.

         2. The monthly Base Rent payable during the extension of the initial Term (as provided in paragraph 1 above) shall be $.86 per square foot of the Premises.

         3. Exhibit C to the Lease is hereby deleted in its entirety and replaced by Exhibit "C" attached hereto.

         4. Except as defined differently herein or the context clearly requires otherwise, all capitalized terms used in this Amendment shall have the meanings ascribed to them under the Lease. Except as expressly amended hereby, the Lease shall remain unchanged and in full force and effect, and is hereby ratified by Landlord and Tenant.

         EXECUTED as of the date first written above.

                             TENANT:

                             IXC COMMUNICATIONS SERVICES, INC.


                                               Approved as to form
                                                   Legal dept.


                            By:          /s/  Stuart K. Coppens
                                        -------------------------------------
                            Name:        Stuart K. Coppens
                            Title:       VP



                             LANDLORD:

                             KRAMER 34 HP, LTD.

                             By:        2800 Industrial Inc., General Partner



                                        By:    /s/      Richard E. Anderson
                                              ------------------------------
                                              Richard E. Anderson
                                              Vice President

                                    EXHIBIT C

                                [Expansion Space]

         Except as provided below, on or before August 1, 1999, Tenant shall lease for the remaining Term 37,334 additional square feet of rentable area in the Building, constituting the remainder of the Building (the "Expansion Space"). Notwithstanding the foregoing, if Tenant accepts delivery of, and commences paying rent on, any portion of the expansion space under the Building 2 Lease prior to August 1, 1999, then the number of square feet of Expansion Space which Tenant must lease prior to August 1, 1999, as provided above, shall be reduced on a square foot for square foot basis; provided that any portion of the Expansion Space not leased prior to August 1, 1999 must be leased by Tenant on or before January 1, 2000. Tenant may commence its lease of the Expansion Space in segments at various times provided that (i) it has leased all of the Expansion Space on or before August 1, 1999, except for the number of square feet of Expansion Space corresponding to the number of square feet of expansion space leased by Tenant in Building 2 prior to August 1, 1999, which deferred number of square feet of Expansion Space must be leased prior to January 1, 2000 (as provided above) (ii) each segment so leased (except for the last segment) must be at least 5,000 square feet, and (iii) Tenant gives Landlord at least forty-five (45) days prior written notice of the date on which it desires to commence the lease of any given segment (each such date being referred to herein as an ("Expansion Date").

         Landlord shall cause the Expansion Space (or applicable portion thereof) to be in shell condition and made ready for Tenant's occupancy thirty
(30) days prior to the applicable Expansion Date, in accordance with the procedures referenced in Exhibit B. The Allowance applicable to the Expansion Space shall be a sum equal to $18.89 per rentable square foot in the Expansion Space (or applicable portion thereof). Except as set forth in this Exhibit C, all Expansion Space taken by Tenant shall be taken "as is" and Landlord shall have no obligation to construct any leasehold improvements therein or to make any alterations thereto.

         Tenant shall be required to commence paying rent on any applicable portion of the Expansion Space upon the date that is the sooner to occur of (a) the date that Tenant commences to occupy such space or (b) thirty (30) days after Landlord delivers such portion of the Expansion Space in shell condition; provided that Landlord shall not deliver the any portion of the Expansion Space in shell condition prior to July 1, 1999, unless Tenant requests an earlier delivery. If the applicable portion of the Expansion Space is not in shell condition thirty (30) days prior to the applicable Expansion Date, Landlord shall not be liable for damages therefor and Tenant shall accept possession of such portion of the Expansion Space when Landlord tenders possession thereof to Tenant in shell condition and Tenant's obligation to pay Base Rent and Operating Expenses under Section 2.(b) of this Lease with respect to such portion of the Expansion Space shall commence thirty (30) days after Landlord tenders possession of such portion of the Expansion Space to Tenant in shell condition. Tenant hereby acknowledges that if (x) Tenant is not required to commence paying rent on any given portion of the Expansion Space on an earlier date, as provided above, and (y) the outside rent commencement date for such Expansion Space is not deferred until January 1, 2000, as provided above, then in any event, so long as Landlord delivers such portion of the Expansion Space in shell condition on or before July 1, 1999, Tenant's obligation to pay Base Rent and Operating Expenses under

Section 2.(b) of this Lease with respect to any portion of the Expansion Space so delivered shall commence on August 1, 1999.

         Except as provided in this Exhibit C, the leasing of the Expansion Space shall be upon the same terms and conditions as the leasing of the initial Premises and shall be upon and subject to all of the provisions of this Lease. Upon any given Expansion Date: (i) the Base Rent payable by Tenant shall be increased by the number of square feet contained within the applicable portion of the Expansion Space multiplied by the dollar amount per square foot provided in Section 2(a) of this Lease, (ii) the "Premises" (as defined in the Lease) shall be deemed to include such portion the Expansion Space, and (iii) Tenant's Proportionate Share shall be increased commensurately to reflect the addition of such portion of the Expansion Space to the Premises. It being acknowledged that at such time as Tenant has leased all of the Expansion Space, Tenant will be leasing the entire Building and therefore its Proportionate Share of Operating Expenses shall be 100%

         Notwithstanding anything to the contrary contained herein, Landlord shall have the right to lease any portion of the Expansion Space to another tenant or allow another party to use or occupy the Expansion Space, so long as such lease or occupancy right is terminable on thirty (30) days notice and expires thirty (30) days prior to the Expansion Date.

                       THIRD AMENDMENT TO LEASE AGREEMENT

         THIS THIRD AMENDMENT TO LEASE AGREEMENT is made and entered as of the ___ day of June 1999, by and between IXC COMMUNICATIONS SERVICES, INC. ("Tenant"), and KRAMER 34 HP, LTD. ("Landlord").

                                    RECITALS

         A. Pursuant to a Lease Agreement dated October 1, 1998 (as amended by First Amendment to Lease Agreement dated December 29, 1998 and Second Amendment to Lease Agreement dated May 13, 1999, the "Lease"), Landlord leased to Tenant certain space in the building commonly known as "Kramer 3" in Austin, Texas, as more fully described in the Lease.

         B. Landlord has leased to Tenant certain space in an adjacent building commonly known as "Kramer 2", pursuant to a Lease Agreement dated of even date herewith (the "Building 2 Lease").

         C. Landlord and Tenant desire to delay the commencement date of the Building 2 Lease until August 23, 1999, which correspondingly changes the expiration of the Term of the Lease and the date by which Tenant must lease the Expansion Space pursuant to Exhibit "C" attached to the Lease.

                                    AMENDMENT

         In consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

         1. Paragraph 1 of the Second Amendment to Lease Agreement is hereby replaced in its entirety by the following:

         Notwithstanding anything to the contrary contained in the Lease, it is hereby agreed that the initial Term shall be extended to be coterminous with the initial term of the Building 2 Lease. Section 1(b) of the Building 2 Lease (describing the term of the Building 2 Lease is reprinted below for reference:

                  The Lease term shall be seventy two (72) months, beginning on the later of (i) sixty (60) days after substantial completion of the Shell Improvements (as defined on Exhibit B) or (ii) August 23, 1999 (the "COMMENCEMENT DATE"), and ending August 22, 2005 (the "TERM", which defined term shall include all renewals and extensions of the Term, if any). Notwithstanding the foregoing if the Commencement Date does not occur on August 23, 1999, then the Term shall end seventy-two (72) months after the Commencement Date.

         2. Each time the date "August 1, 1999" appears on Exhibit C to the Lease (as the same was amended by the Second Amendment to Lease Agreement) it is hereby replaced by the date August 23, 1999. Each time the date "July 1, 1999" appears on Exhibit C to the Lease (as the same was amended by the Second Amendment to Lease Agreement) it is hereby replaced by the date July 23, 1999.

         3. Except as defined differently herein or the context clearly requires otherwise, all capitalized terms used in this Amendment shall have the meanings ascribed to them under the Lease. Except as expressly amended hereby, the Lease shall remain unchanged and in full force and effect, and is hereby ratified by Landlord and Tenant.

         EXECUTED as of the date first written above.

                            TENANT:

                            IXC COMMUNICATIONS SERVICES, INC.


                            By:        /s/ Stuart K. Coppens
                                       -------------------------------------
                            Name:      Stuart K. Coppens
                            Title:     VP
                                              Approved as to form
                                               Legal dept.  ALJ

                            LANDLORD:

                            KRAMER 34 HP, LTD.

                            By:        2800 Industrial Inc., General Partner



                                       By:    /s/ R.E. Anderson
                                             ---------------------------------
                                              Richard E. Anderson
                                              Vice President

                            FOURTH AMENDMENT TO LEASE



         THIS FOURTH AMENDMENT TO LEASE (this "Amendment") is entered into as of the 16th day of August, 1999 by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Landlord") and IXC COMMUNICATIONS SERVICES, INC., a Delaware corporation ("Tenant").


                                    RECITALS

         WHEREAS, Kramer 34 HP, Ltd., a Texas limited partnership, and Tenant executed that certain Lease Agreement (the "Lease Agreement") dated October 1, 1998 covering 24,833 square feet of space located in Suite 100 of the building knows as Kramer 3, located at 1825-A Kramer Lane, Austin, Texas 78758 (the "Building"), as more particularly described therein;

         WHEREAS, the Lease Agreement has been amended pursuant to that certain First Amendment to Lease Agreement, dated the 29th day of December 1998, that certain Second Amendment to Lease Agreement dated the 13th day of May 1999 and that certain Third Amendment to Lease Agreement dated the 3rd day of June 1999 (the Lease Agreement, as amended, the "Lease");

         WHEREAS, Landlord is the current owner of the Building and the landlord under the lease;

         WHEREAS, Tenant desires to construct and install on the land upon which the Building is located (the "Property") an antenna tower in the location shown on Exhibit A attached hereto (the "Tower Space");

         WHEREAS, subject to the terms and conditions set forth herein, Landlord has agreed to permit Tenant to construct and install the antenna tower on the Property in the Tower Space; and

         WHEREAS, Landlord and Tenant desire to amend the Lease to reflect their agreements as to the terms and conditions governing Tenant's construction, installation, and operation of the antenna tower in the Tower Space.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants between the parties herein contained, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

                                   AGREEMENT:

         1. ANTENNA TOWER. Landlord hereby grants Tenant a license (the "Tower License"), subject to the approval of the City of Austin and all other governmental authorities having jurisdiction over the Property and Tenant's operations, to construct, install, operate and maintain an antenna tower and related cabling, improvements and equipment on the Property in the Tower Space

(such tower and related cabling and equipment, collectively, the "Antenna Tower") in accordance with plans and specifications approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall, at Tenant's sole cost and expense, construct a fence around the Tower Space pursuant to plans and specifications approved by Landlord, which approval shall not be unreasonably withheld. All work in connection with the construction and installation of the Antenna Tower shall be performed in a good and workmanlike manner in accordance with all applicable laws and by contractors approved by Landlord, which approval shall not be unreasonably withheld. Tenant's contractors shall comply at all times with Landlord's constructions rules applicable to the Property, including contractor insurance requirements of Landlord. Upon completion of the Antenna Tower, Tenant shall deliver to Landlord sworn statements setting forth the names of all contractors and subcontractors who performed work on the Antenna Tower and final lien waivers from all such contractors and subcontractors. Throughout the construction and installation of the Antenna Tower, Tenant, at its expense, shall carry, or cause to be carried, construction risk insurance under which Landlord shall be named as an additional insured.

         2. PLANS AND SPECIFICATIONS. Prior to installation of the Tower Antenna, Tenant shall deliver to Landlord for its approval plans and specifications therefor which are sufficiently detailed to allow construction and installation of the Tower Antenna depicted thereon to be performed in a good and workmanlike manner. If the construction and installation will affect the Building's structure or mechanical or electrical systems, then the plans and specifications therefor must be prepared by licensed engineer reasonably acceptable to Landlord. Landlord's approval of any plans and specifications shall not be a representation that the plans or the work depicted thereon will comply with law or be adequate for any purpose, but shall merely be Landlord's consent to performance of the work. Tenant shall furnish Landlord a complete set of as builts at the completion of all work.

         3. COMPLIANCE WITH LAWS. Prior to the installation of the Antenna Tower, Tenant shall secure and shall at all times thereafter maintain all required approvals and permits of the Federal Communications Commission and all other government authorities having jurisdiction over the Antenna Tower, the Property and/or Tenant's business, including it communications, operations and facilities. Tenant shall at all times comply with all laws and ordinances and all rules and regulations of municipal, state and federal governmental authorities relating to the installation, maintenance, height, location, use, operations, and removal of the Antenna Tower and shall fully indemnify Landlord against any loss, cost, or expense which may be sustained or incurred by it as a result of the installation, maintenance, operation, or removal of the Antenna Tower, EXCEPT IF THE SAME IS CAUSED BY OR RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, BUT NOT THE NEGLIGENCE OF LANDLORD. Landlord makes no representation that applicable laws, ordinances or regulations permit the installation or operation of the Antenna Tower at the Property.

         4. MAINTENANCE OF THE ANTENNA TOWER. Tenant, at its expense, shall be solely responsible for and shall maintain the Antenna Tower in a safe, structural, sound, clean and sightly condition and shall indemnify and save harmless Landlord against all liens and claims of mechanics and materialmen furnishing labor and materials in the construction and maintenance of same. Tenant shall establish and observe safety procedures relative to the operation, maintenance, and repair of the Antenna Tower. Tenant shall not make any alterations, additions or improvements in or to the Tower Space or the Antenna Tower without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

         5. REMOVAL OF ANTENNA TOWER. At the termination of the Lease, the Antenna Tower shall at Landlord's request be removed by Tenant, at Tenant's sole cost and expense, and Tenant shall restore the Property, the Building and the Tower Space to as similar of a condition as is reasonably practicable to that which existed immediately prior to installation of the Antenna Tower.

         6. LIMITATION OF LIABILITY. Notwithstanding any provision in the Lease to the contrary, Landlord shall not have any liability arising out of or in connection with the Tower Space, the Antenna Tower or Tenant's installation of the Antenna Tower or Tenant's use of the Tower Space or any other areas on the Property or in the Building where Tenant's equipment related to the use of the Antenna Tower is located.

         7. INSURANCE. All insurance required under the Lease to be maintained by Tenant with respect to the Premises shall also be maintained by Tenant with respect to the Tower Space.

         8. AUTHORITY. Tenant and each person signing this Amendment on behalf of Tenant represents to Landlord as follows; (a) Tenant is a duly incorporated and validly existing under the laws of the State of Texas, (b) Tenant has and is qualified to do business in Texas, (iii) Tenant has the full right and authority to enter into this Amendment, and (iv) each person signing on behalf of Tenant was and continues to be authorized to do so.

         9. DEFINED TERMS. All terms not otherwise defined herein shall have the same meaning as assigned to them in the Lease. Except as amended hereby, the Lease shall remain in full force and effect in accordance with its terms and is hereby ratified. In the event of a conflict between the Lease and this Amendment, this Amendment shall control.

         10. EXHIBITS. Each Exhibit attached hereto is made a part hereof for all purposes.

         11. NO REPRESENTATIONS. Landlord and Landlord's agents have made no representations or promises, express or implied, in connection with the Tower Space or this Amendment, except as expressly set forth herein.

         12. ENTIRE AGREEMENT. This Amendment, together with the Lease, contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Amendment or the Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                        LANDLORD:

                        THE PRUDENTIAL INSURANCE COMPANY OF
                        AMERICA, a New Jersey corporation

                        By:        HILL PARTNERS MANAGEMENT
                        COMPANY, INC., ITS AUTHORIZED AGENT


                        By:       /s/ Beth Ann Signor
                                  -------------------------------------
                        Name:     Beth Ann Signor
                        Title:    President


                        TENANT:

                        IXC COMMUNICATIONS SERVICES, INC., a
                        Delaware Corporation



                         By:       /s/ Kihm Schroeder
                                   -------------------------------------
                         Name:     Kihm Schroeder
                         Title:    VP Network Planning

                                    EXHIBIT A

                                   TOWER SPACE

                       FIFTH AMENDMENT TO LEASE AGREEMENT


         THIS FIFTH AMENDMENT TO LEASE AGREEMENT is made and entered as of the 1st day of October 1999, by and between IXC COMMUNICATIONS SERVICES, INC. ("Tenant"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Landlord").

                                    RECITALS

         A. Pursuant to a Lease Agreement dated October 1, 1998 (as amended by First, Second, Third and Fourth Amendments to Lease Agreement, the "Lease"), Kramer 34 HP, Ltd. (predecessor-in-interest to Landlord) leased to Tenant certain space in the building commonly known as "Kramer 3" in Austin, Texas, as more fully described in the Lease.

         B. Pursuant to Exhibit "C" to the Lease, Tenant has delivered notice to Landlord that it intends to commence its lease of 17,183 square feet out of the Expansion Space, as such space is shown on EXHIBIT "A" attached hereto (the "Current Expansion Space").

         C. Although the terms of Exhibit "C" to the Lease do not require an amendment to the Lease in order to evidence a take-down of Expansion Space (i.e., the expansion provisions in the Lease are self-operative), Landlord and Tenant desire to enter into this Amendment in order to set the date on which Tenant will be required to commence paying rent on the Current Expansion Space.

                                    AMENDMENT

         In consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

         1. Notwithstanding anything to the contrary contained in Exhibit "C" to the Lease, it is hereby agreed that Tenant shall commence paying rent on the Current Expansion Space on the earlier of (i) the date Tenant commences to occupy such space, or (ii) October 15, 1999. Furthermore, Landlord hereby delivers the Current Expansion Space to Tenant in shell condition, and Tenant hereby acknowledges and accepts such delivery. Effective as of the date Tenant is required to commence paying rent on the Current Expansion Space, Tenant's Proportionate Share of Operating Expenses shall be increased to 67.6%. Except as provided above, Tenant's lease of the Current Expansion Space shall be in accordance with the terms and provisions of Exhibit "C" to the Lease. Nothing contained herein shall relieve Landlord of its obligation to deliver, or Tenant to lease, the balance of the Expansion Space as and when required pursuant to Exhibit "C" to the Lease.

         2. Except as defined differently herein or the context clearly requires otherwise, all capitalized terms used in this Amendment shall have the meanings ascribed to them under the

Lease. Except as expressly amended hereby, the Lease shall remain unchanged and in full force and effect, and is hereby ratified by Landlord and Tenant.

EXECUTED as of the date first written above.

                              TENANT:

                              IXC COMMUNICATIONS SERVICES, INC.


                              By:       /s/ Mike R. Jones
                                       -------------------------------------
                              Name:     Mike R. Jones, Vice President
                              Title:    Facilities, Construction & Engineering

                              LANDLORD:

                              THE PRUDENTIAL INSURANCE COMPANY
                              OF AMERICA


                              By:       Hill Partners Management Company,
                                        Inc., its authorized agent


                                        By:     /s/   Richard E. Anderson
                                               ------------------------------
                                                Richard E. Anderson
                                                Vice President

                                    EXHIBIT A



                                    (DIAGRAM)